UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 3, 2006

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

ITEM 8.01 - Other Events

On November 3, 2006, Australian Secured Financial Service Limited (“ASFL”), the 36% equity investment of IA Global, Inc., announced that it had formed a new wholly-owned subsidiary in Australia, Auslink Limited (“Auslink”), to focus on business development opportunities for ASFL, including the expansion of its current loans for shorter terms that need to be closed in a shorter period than currently allowed by the existing Australia Secured Finance Ltd (“AuSec”) credit policy.

This marks a dynamic change in the ability of AuSec to be a fully integrated short term lender rather than relying on existing relationships with other lenders. Auslink has the ability to expand on ASFL’s credit policy where the company perceives a reasonable risk relative to the return that can be achieved on bridge loans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: November 7, 2006

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer